LETTER TO STOCKHOLDERS

We are pleased to present summary financial information of Petroleum & Resources Corporation (the Corporation) for the three months ended March 31, 2010.

Net assets of the Corporation at March 31, 2010 were $27.12 per share on 24,339,368 shares outstanding, compared with $26.75 per share at December 31, 2009 on 24,327,307 shares outstanding. On March 1, 2010, a distribution of $0.10 per share was paid, consisting of $0.02 from 2009 long-term capital gain, $0.05 from 2009 short-term capital gain, $0.01 from 2009 investment income, and $0.02 from 2010 investment income, all taxable in 2010. On April 7, 2010, an investment income dividend of $0.10 per share was declared to stockholders of record May 14, 2010, payable June 1, 2010.

Net investment income for the three months ended March 31, 2010 amounted to $1,953,692, compared with $1,416,778 for the same three month period in 2009. These earnings are equal to $0.08 and $0.06 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2010 amounted to $2,630,937, or $0.11 per share.

For the three months ended March 31, 2010, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 1.8%. The total return on the market value of the Corporation’s shares for the period was 0.8%. These compare to a 0.5% total return for the Dow Jones U.S. Oil and Gas Index, a 6.7% total return for the Dow Jones U.S. Basic Materials Index, and a 5.4% total return for the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) over the same time period.

For the twelve months ended March 31, 2010, the Corporation’s total return on net asset value was 40.8% and on market value was 38.2%. Comparable figures for the Dow Jones U.S. Oil & Gas Index, the Dow Jones U.S. Basic Materials Index, and the S&P 500 were 31.7%, 84.5%, and 49.8%, respectively.

The Annual Meeting was held on March 23, 2010 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 7.

We are pleased to announce that on March 23, 2010, Mr. David D. Weaver was elected by the Board of Directors to the position of Executive Vice President and has now joined our portfolio management team. Mr. Weaver is also President of the Corporation’s non-controlling affiliate, The Adams Express Company, where he has served on the portfolio management team since 2008 and as a research analyst since 2004.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

April 7, 2010

SUMMARY FINANCIAL INFORMATION

Three Months Ended March 31

(unaudited)

	2010	2009
Net asset value per share	$27.12	$20.45
Total net assets	660,138,236	486,815,581
Unrealized appreciation	260,911,474	101,779,900
Net investment income	1,953,692	1,416,778
Net realized gain	2,630,937	2,363,004
Market price per share	23.83	18.31
Shares outstanding	24,339,368	23,805,938
Shares repurchased	—	164,401
Total return (based on market price)	0.8%	(4.9)%
Total return (based on net asset value)	1.8%	(8.4)%
Key ratios:
Net investment income to average net assets (annualized)	1.22%	1.12%
Expenses to average net assets (annualized)	0.58%	0.95%
Portfolio turnover	4.03%	1.07%
Net cash & short-term investments to net assets	1.4%	8.0%

RETURNS ON NET ASSET VALUE

As of March 31, 2010

(unaudited)

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Dividend Yield*	Annual Rate of Distribution**
2005	$0.56	$0.16	$1.06	$1.78	1.9%	5.9%
2006	0.47	0.34	2.99	3.80	1.4	11.3
2007	0.49	0.04	3.78	4.31	1.3	11.6
2008	0.38	0.04	2.57	2.99	1.1	8.9
2009	0.37	0.14	0.89	1.40	1.7	6.6

				Average:	1.5%	8.9%

*	The dividend yield is the total income dividends during the year divided by the average daily market price of the Corporation’s Common Stock.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2010

(unaudited)

	Shares
	Additions	Reductions	Held March 31, 2010
Cliffs Natural Resources Inc.	94,260		127,860
Freeport-McMoRan Copper & Gold Inc.	13,000		235,000
Newfield Exploration Co.	50,000		50,000
Pioneer Natural Resources Co.	10,000		140,000
Praxair, Inc.	196,508		196,508
Schlumberger Ltd.	250,000		250,000
Southwestern Energy Co.	30,000		124,400
Complete Production Services, Inc.		400,500	—
ConocoPhillips		61,891	350,000
Energen Corp.		30,000	250,000
EQT Corp.		48,800	300,000
Massey Energy Co.		20,000	160,000
Noble Corp.		135,000	640,000
Northwest Natural Gas Co.		40,000	—
WGL Holdings, Inc.		100,625	222,275
XTO Energy Inc.		40,000	426,500

PORTFOLIO SUMMARY

March 31, 2010

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Chevron Corp.	$71,280,200	10.8%
Exxon Mobil Corp.	68,319,600	10.3
Occidental Petroleum Corp.	37,197,600	5.6
Noble Corp.	26,764,800	4.1
Transocean Ltd.	26,600,980	4.0
Halliburton Co.	21,091,000	3.2
Apache Corp.	20,300,000	3.1
XTO Energy Inc.	20,122,270	3.0
Freeport-McMoRan Copper & Gold Inc.	19,631,900	3.0
Noble Energy, Inc.	18,980,000	2.9

Total	$330,288,350	50.0%

SECTOR WEIGHTINGS

SCHEDULE OF INVESTMENTS

March 31, 2010

(unaudited)

	Shares	Value (A)
Stocks — 98.6%

Energy — 74.8%
Exploration & Production — 24.0%
Anadarko Petroleum Corp.	190,000	$13,837,700
Apache Corp.	200,000	20,300,000
Devon Energy Corp. (E)	110,000	7,087,300
Energen Corp.	250,000	11,632,500
EOG Resources, Inc.	120,000	11,152,800
Forest Oil Corp. (B)(C)	89,477	2,310,296
Newfield Exploration Co. (C)	50,000	2,602,500
Noble Energy, Inc.	260,000	18,980,000
Occidental Petroleum Corp. (E)	440,000	37,197,600
Pioneer Natural Resources Co. (B)	140,000	7,884,800
Southwestern Energy Co. (C)	124,400	5,065,568
XTO Energy Inc.	426,500	20,122,270

		158,173,334

Integrated — 30.8%
Chevron Corp.	940,000	71,280,200
ConocoPhillips	350,000	17,909,500
Exxon Mobil Corp. (F)	1,020,000	68,319,600
Hess Corp.	250,000	15,637,500
Royal Dutch Shell plc ADR	322,700	18,671,422
Total S.A. ADR	200,000	11,604,000

		203,422,222

Pipelines — 2.3%
Spectra Energy Corp. (B)	208,812	4,704,534
Williams Companies, Inc.	450,000	10,395,000

		15,099,534

Services — 17.7%
Baker Hughes, Inc. (B)	105,000	4,918,200
Halliburton Co.	700,000	21,091,000
Nabors Industries Ltd. (C)	520,000	10,207,600
National Oilwell Varco, Inc.	138,538	5,621,872
Noble Corp.	640,000	26,764,800
Schlumberger Ltd. (B)	250,000	15,865,000
Transocean Ltd. (C)	307,953	26,600,980
Weatherford International, Ltd. (C)	370,000	5,868,200

		116,937,652

Basic Materials — 12.6%
Cliffs Natural Resources Inc. (E)	127,860	9,071,667
CONSOL Energy Inc. (E)	125,000	5,332,500
Freeport-McMoRan Copper & Gold Inc.	235,000	19,631,900
International Coal Group, Inc. (C)(E)	3,000,000	13,710,000
Massey Energy Co.	160,000	8,366,400

	Shares	Value (A)
Potash Corporation of Saskatchewan Inc. (E)	90,000	$10,741,500
Praxair, Inc.	196,508	16,310,164

		83,164,131

Utilities — 11.2%
AGL Resources Inc.	165,000	6,377,250
EQT Corp. (B)	300,000	12,300,000
MDU Resources Group, Inc.	375,000	8,092,500
National Fuel Gas Co.	200,000	10,110,000
New Jersey Resources Corp. (B)	300,000	11,268,000
Northeast Utilities	200,000	5,528,000
Questar Corp.	240,000	10,368,000
Southwest Gas Corp.	77,070	2,305,934
WGL Holdings, Inc. (B)	222,275	7,701,829

		74,051,513

Total Stocks (Cost $390,109,291)		650,848,386

Short-Term Investments — 1.6%

Money Market Funds — 1.6%
Fidelity Institutional Money Market - Government Portfolio, 0.04% (D)	143,434	143,434
RBC U.S. Government Money Market (Institutional Class I), 0.09% (D)	9,759,763	9,759,763
Vanguard Federal Money Market, 0.01% (D)	18,649	18,649
Western Asset Institutional Government Money Market (Class I), 0.05% (D)	379,685	379,685

Total Short-Term Investments (Cost $10,301,531)		10,301,531

Total Securities Lending Collateral — 1.9% (Cost $12,931,057)

Money Market Funds — 1.9%
Invesco Aim Short-Term Investment Trust-Liquid Assets Portfolio (Institutional Class), 0.13% (D)	12,931,057	12,931,057

Total Investments — 102.1% (Cost $413,341,879)		674,080,974
Cash, receivables, prepaid expenses and other assets, less liabilities — (2.1)%		(13,942,738)

Net Assets — 100%		$660,138,236

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $8,326,380.
(F)	All or a portion of this security is pledged to cover open written put option contracts with an aggregate market value to deliver upon exercise of $4,550,000.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the headings “Investment Information,” “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2009 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “About Petroleum & Resources” and “Corporate Information” headings on the website; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

This report is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 23, 2010. The following votes were cast for directors.

	Votes For	Votes Withheld
Enrique R. Arzac	19,739,070	1,248,767
Phyllis O. Bonanno	19,811,873	1,175,963
Kenneth J. Dale	19,830,281	1,157,556
Daniel E. Emerson	19,677,234	1,310,602
Frederic A. Escherich	19,825,249	1,162,588
Roger W. Gale	19,837,701	1,150,136
Thomas H. Lenagh	19,622,256	1,365,581
Kathleen T. McGahran	19,850,100	1,137,736
Douglas G. Ober	19,824,082	1,163,754
Craig R. Smith	18,972,484	2,015,352

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2010 was approved with 20,127,270 votes for, 462,926 votes against, and 397,638 shares abstaining.

A proposal to reapprove the 2005 Equity Compensation Plan was approved with 9,966,947 votes for, 1,648,255 votes against, and 616,612 shares abstaining.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [2,4]
Phyllis O. Bonanno [2,4]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,3,5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [1,4,5]	Craig R. Smith [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Nancy J.F. Prue	Executive Vice President
David D. Weaver	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Brian S. Hook	Treasurer
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/10)	$23.83
Net Asset Value (3/31/10)	$27.12
Discount:	12.1%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PeteRes

Distributions in 2010

From Investment Income (paid or declared)	$0.13
From Net Realized Gains	0.07

Total	$0.20

2010 Dividend Payment Dates

March 1, 2010

June 1, 2010

September 1, 2010*

December 28, 2010*

*Anticipated